first financial bancorp

EXHIBIT 99.2

First Financial Bancorp

Fourth Quarter 2011 Earnings Release

Supplemental Information

FFBC NASDAQ GLOBAL SELECT

first financial bancorp

Forward-Looking Statement Disclosure

Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). In addition, certain statements in future filings by First Financial with the SEC, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as "believes", "anticipates", "likely", "expected", "intends", and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management's analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- management's ability to effectively execute its business plan;
- the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance;
- the effects of the potential delay or failure of the U.S. federal government to pay its debts as they become due or make payments in the ordinary course;
- the ability of financial institutions to access sources of liquidity at a reasonable cost;
- the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury's TARP and the FDIC's Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from increased payments from FDIC insurance funds as a result of depository institution failures;
- the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act);
- inflation and possible changes in interest rates;
- our ability to keep up with technological changes;
- our ability to comply with the terms of loss sharing agreements with the FDIC;
- mergers and acquisitions, including costs or difficulties related to the integration of acquired companies and the wind-down of non-strategic operations that may be greater than expected, such as the risks and uncertainties associated with the Irwin Mortgage Corporation bankruptcy proceedings and other acquired subsidiaries;
- the risk that exploring merger and acquisition opportunities may detract from management's time and ability to successfully manage our company;
- expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected;
- our ability to increase market share and control expenses;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC;
- adverse changes in the securities and debt markets;
- our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services;
- monetary and fiscal policies of the Board of Governors of the Federal Reserve System (Federal Reserve) and the U.S. government and other governmental initiatives affecting the financial services industry;
- our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.

In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

FIRST
first financial bancorp

Pre-Tax, Pre-Provision Income Trend

- Adjusted pre-tax, pre-provision income represents income before taxes plus provision for all loans less FDIC loss share income and accelerated discount adjusted for significant nonrecurring items
- The decline in fourth quarter 2011 was driven by an increase in uncovered OREO valuation adjustments and higher occupancy costs and core deposit intangible amortization related to the branch acquisitions, offset partially by increased fee revenue
- Adjusted PTPP was significantly impacted by elevated cash balances resulting from the acquisitions which were only partially deployed in new investment securities on a selective basis during the quarter

Dollars in thousands



$28,731
$27,097
$30,871
$33,036
$31,468
1.82%
1.75%
1.99%
2.14%
1.92%
4Q10
1Q11
2Q11
3Q11
4Q11
Adjusted PTPP Income
Adjusted PTPP / Average Assets

fIRST

first financial bancorp

Pre-Tax, Pre-Provision Income

Dollars in thousands	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
	For the three months ended				
Pre-tax, pre-provision income [1]	$ 33,015	$ 31,814	$ 32,845	$ 29,768	$ 34,844
Accelerated discount on acquired loans related to:					
Loan sales	30	198	39	3,085	-
Prepayments	4,745	5,009	4,717	2,698	6,113
Total accelerated discount	4,775	5,207	4,756	5,783	6,113
Plus: loss on covered OREO [2]	2,521	3,755	2,621	3,112	-
Less: gain on sales of investment securities	2,541	-	-	-	-
Less: gain on sales of non-mortgage loans [3]	290	700	429	-	-
Plus: acceleration of deferred swap fees associated with trust preferred redemption	-	-	590	-	-
Plus: FHLB prepayment penalty	-	-	-	-	-
Plus: One-time expenses related to branch acquisitions	1,037	1,791	-	-	-
Plus: One-time other exit and retention costs	2,501	1,583	-	-	-
Pre-tax, pre-provision income, net of accelerated discount, loss on covered OREO and other significant nonrecurring items	$ 31,468	$ 33,036	$ 30,871	$ 27,097	$ 28,731

[1] Represents income before taxes plus provision for all loans less FDIC loss sharing income

[2] Reimbursements related to losses on covered OREO and other credit-related costs are included in FDIC loss sharing income, which is excluded from the pre-tax, pre-provision income above

[3] Represents gain on sale of loans originated by franchise finance business

first financial bancorp

Low Risk Balance Sheet

- Only 42% of First Financial's total assets are 100% risk-weighted assets, over 20% lower than the peer group median
- First Financial's percentage of total risk-weighted assets to total assets is 54.6%, over 18% lower than the peer group median
- The lower percentages are driven by the meaningful balance of high-yielding loans covered under loss share agreements with the FDIC
- Return on risk-weighted assets significantly exceeds peer median performance
- ***First Financial generates higher returns on a lower risk balance sheet relative to the peer group***

Total Assets by Risk Weighting %

As of December 31, 2011

(Dollars in millions)



Peer % of 100% RWAs = 53.75%
$450
7%
$2,870
42%
$2,838
43%
$514
8%
100%
50%
20%
0%

- Return on Risk Weighted Assets = 1.95% (Peer Median[1] = 1.30%)
- Risk Weighted Assets / Total Assets = 54.64% (Peer Median[1] = 66.69%)

(1) Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); based on peer median financial data as of September 30, 2011

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Revenue by Source

- **Strategic** – Elements of the business that either existed prior to the acquisitions or were acquired with the intent to retain and grow. On a reported basis, approximately 78% of total revenue is derived from strategic businesses. Not including the FDIC loss sharing income, strategic operations represents 84% of total revenue.
- **Acquired-Non-Strategic –** Elements of the business that the Company intends to exit but will continue to support to obtain maximum economic value. No growth or replacement is expected. Revenue will decrease over time as loans and deposits will not be renewed when they mature.
- **FDIC Loss Sharing Income –** In accordance with guidance provided by the SEC, amounts recoverable from the FDIC related to credit losses on covered loans under loss sharing agreements are required to be recorded as noninterest income
- **Accelerated Discount on Loan Prepayments and Dispositions** – The acceleration of the unrealized valuation discount. Noninterest income results from the prepayment or sale of covered loans. This item will be ongoing but diminishing as covered loan balances decline over time.

Total Revenue: $95.1 million

For the Three Months Ended December 31, 2011

(Dollars in millions)



$4.8
5%
$7.4
8%
$9.0
9%
$73.9
78%
Strategic
Acquired-Non-Strategic
FDIC Loss Sharing Income
Accelerated Discount on Paid in Full Loans

Noninterest Income and Expense

Components of Noninterest Income

For the Three Months Ended December 31, 2011

(Dollars in millions)


$4.8
16%
$2.3
8%
$15.1
51%
$7.4
25%
Strategic
FDIC Loss Sharing Income
Other Non-strategic
Accelerated Discount on Paid in Full Loans

Components of Noninterest Expense

For the Three Months Ended December 31, 2011

(Dollars in millions)


$1.3
2%
$6.2
11%
$47.2
87%
Strategic
Acquired-non-strategic
FDIC Support
Other Non-strategic

Deposit and Loan Composition

Total Deposits = $5.6 billion
As of December 31, 2011
(Dollars in millions)

Gross Loans = $4.0 billion
As of December 31, 2011
(Dollars in millions)


$109
2%
$5,534
98%
$587
15%
$3,435
85%
Strategic
Acquired-Non-Strategic

- Market exits are complete; acquired-non-strategic deposits consist primarily of time deposits in Western, Michigan and Louisville markets and brokered CDs.

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Covered Loan Activity

- The majority of the loans acquired as part of the FDIC-assisted transactions are accounted for under ASC Topic 310-30 which requires the Company to periodically update its forecast of expected cash flows from these loans.
- As of December 31, 2011, the allowance for loan and lease losses attributed to valuation of loans accounted for under ASC Topic 310-30 was $42.8 million, a decrease of $5.3 million from the third quarter 2011. Expected payments from the FDIC, in the form of FDIC loss sharing income, offset approximately 80% of the recorded impairment and charge-offs.
- Covered loans continue to maintain yields significantly higher than the Company's uncovered loan portfolio.

		Fourth Quarter 2011 Results						
Dollars in thousands	Balance as of Dec. 31, 2011	Current Period Impairment	Impairment Recapture / Relief	Net Current Period Impairment	Improvement	Projected Wtd. Avg. Rate	Life-to-Date Avg. Rate	Day 1 Projected Rate
Total loans	$ 971,929	$ 12,880	$ (18,157)	$ (5,277)	$ 2,443	11.01% [1]		
Allowance for loan and lease losses	(42,835)	-	-	-	-	0.51%		
Total net loans	$ 929,094	$ 12,880	$ (18,157)	$ (5,277) [3]	$ 2,443	11.52% [2]	10.64%	9.10%
FDIC indemnification asset	$ 173,009	NA	NA	NA	NA	(5.10%)	2.06%	6.50%
				Weighted average yield		8.91%	9.47%	8.75%

[1] The actual yield realized may be different than the projected yield due to activity that occurs after the periodic valuation.
[2] Accretion rates are applied to the net carrying value of the loan which includes the allowance for loan and lease losses.
[3] Covered loan provision expense of $6.9 million was comprised of net charge-offs during the period of $12.2 million and net impairment / (relief) of ($5.3) million.

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Components of Credit Losses Covered Assets

Dollars in thousands	For the three months ended December 31, 2011	Description
Net incremental impairment for period	($5,277)	Reduction in expected cash flows related to certain loan pools net of prior period impairment relief / recapture
Net charge-offs	12,187	Represents actual net charge-offs of the recorded investment in covered loans during the period [1]
Provision for loan and lease losses - covered	6,910	
Loss on sale - covered OREO	783	
Other credit-related expenses	1,738	
Total gross credit losses	$9,431	
FDIC loss share income (Noninterest income)	$7,433	Represents receivable due from FDIC on estimated credit losses; calculated as approximately 80% of gross credit losses related to covered assets
	$1,998	Difference between these two amounts represents actual credit costs for the period



Actual Covered Asset Credit Losses
$5,693
$4,873
$2,638
$1,998
1Q11
2Q11
3Q11
4Q11

[1] Investment in covered loans originally recorded at less than unpaid principal balance to reflect anticipated credit losses at time of acquisition

first financial bancorp

Tables from Fourth Quarter 2011 Earnings Release

Noninterest Income

Table I

(Dollars in thousands)	For the Three Months Ended December 31, 2011	September 30, 2011	December 31, 2010	For the Twelve Months Ended December 31, 2011	December 31, 2010
Total noninterest income	$ 29,640	$ 28,115	$ 34,534	$ 142,531	$ 146,831
Certain significant components of noninterest income					
Items likely to recur:					
Accelerated discount on covered loans [1,2]	4,775	5,207	6,113	20,521	29,067
FDIC loss sharing income	7,433	8,377	11,306	60,888	51,844
Other acquired-non-strategic items	64	98	527	(875)	1,127
Transition-related items	-	-	-	-	366
Items expected not to recur:					
Gain on sale of insurance business	-	-	-	-	1,356
Other items not expected to recur	2,270	288	551	2,531	3,349
Total excluding items noted above	$ 15,098	$ 14,145	$ 16,037	$ 59,466	$ 59,722

[1] See Section II of the earnings release for additional information

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

Noninterest Expense

Table II

(Dollars in thousands)	For the Three Months Ended December 31, 2011	September 30, 2011	December 31, 2010	For the Twelve Months Ended December 31, 2011	December 31, 2010
Total noninterest expense	$ 54,668	$ 53,142	$ 56,290	$ 218,097	$ 233,680
Certain significant components of noninterest expense					
Items likely to recur:					
Acquired-non-strategic operating expenses [1]	(27)	(407)	4,052	6,150	8,089
Transition-related items [1]	-	(111)	684	246	9,114
FDIC loss share support	1,333	1,382	1,160	4,867	3,578
Loss share and covered asset expense	2,521	3,755	616	12,823	616
Items expected not to recur:					
Acquisition-related costs [1]	1,167	1,875	412	3,234	6,725
FHLB prepayment penalty	-	-	-	-	8,029
Other items not expected to recur	2,473	1,874	1,787	9,449	5,686
Total excluding items noted above	$ 47,201	$ 44,774	$ 47,579	$ 181,328	$ 191,843

[1] See Section II of the earnings release for additional information

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first financial bancorp

Table III

Credit Quality – Excluding Covered Loans

Table III

(Dollars in thousands)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
	As of or for the Three Months Ended				
Total nonaccrual loans	$ 54,299	$ 59,150	$ 56,536	$ 62,048	$ 62,302
Restructured loans - accruing	4,009	4,712	3,039	3,923	3,508
Restructured loans - nonaccrual	18,071	12,571	14,443	14,609	14,105
Total restructured loans	22,080	17,283	17,482	18,532	17,613
Total nonperforming loans	76,379	76,433	74,018	80,580	79,915
Total nonperforming assets	87,696	89,436	90,331	95,533	97,822
Nonperforming assets as a % of:					
Period-end loans plus OREO	2.94%	3.00%	3.22%	3.42%	3.45%
Total assets	1.31%	1.40%	1.50%	1.51%	1.57%
Nonperforming loans as a % of total loans	2.57%	2.60%	2.65%	2.90%	2.84%
Provision for loan and lease losses - uncovered	$ 5,164	$ 7,643	$ 5,756	$ 647	$ 9,741
Allowance for uncovered loan & lease losses	$ 52,576	$ 54,537	$ 53,671	$ 53,645	$ 57,235
Allowance for loan & lease losses as a % of:					
Period-end loans	1.77%	1.86%	1.92%	1.93%	2.03%
Nonaccrual loans [1]	96.8%	92.2%	94.9%	86.5%	91.9%
Nonperforming loans	68.8%	71.4%	72.5%	66.6%	71.6%
Total net charge-offs	$ 7,125	$ 6,777	$ 5,730	$ 4,237	$ 9,755
Annualized net-charge-offs as a % of average loans & leases	0.95%	0.96%	0.83%	0.61%	1.39%

[1] Excludes nonaccrual restructured loans

FIRST
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Table IV

Loan Portfolio – Excluding Covered Loans

Table IV

(Dollars in thousands)	As of December 31, 2011 Balance	Percent of Total	As of September 30, 2011 Balance	Percent of Total	As of December 31, 2010 Balance	Percent of Total
Commercial	$ 856,981	28.9%	$ 822,552	28.0%	$ 800,253	28.4%
Real estate - construction	114,974	3.9%	136,651	4.7%	163,543	5.8%
Real estate - commercial	1,233,067	41.5%	1,202,035	40.9%	1,139,931	40.5%
Real estate - residential	287,980	9.7%	300,165	10.2%	269,173	9.6%
Installment	67,543	2.3%	70,034	2.4%	69,711	2.5%
Home equity	358,960	12.1%	362,919	12.4%	341,310	12.1%
Credit card	31,631	1.1%	30,435	1.0%	29,563	1.0%
Lease financing	17,311	0.6%	12,670	0.4%	2,609	0.1%
Total	$ 2,968,447	100.0%	$ 2,937,661	100.0%	$ 2,816,093	100.0%

Investment Portfolio

Table V

(Dollars in thousands)	Book Value	Percent of Total	Book Yield	Cost Basis	Market Value	Gain/ (Loss)
	As of December 31, 2011					
Agencies	$ 46,190	3.0%	3.16	99.96	100.90	$ 433
CMOs (agency)	682,867	45.0%	2.03	101.82	102.68	5,772
CMOs (private)	30	0.0%	1.08	100.00	100.35	-
MBSs (agency)	680,571	44.9%	3.05	103.01	105.11	13,593
	1,409,658	93.0%	2.56	102.33	103.78	19,798
Municipal	11,960	0.8%	7.16	99.71	102.59	343
Other [1]	94,384	6.2%	3.77	102.62	103.10	444
	106,344	7.0%	4.15	102.29	103.04	787
Total investment portfolio	$1,516,002	100.0%	2.67	102.33	103.73	$ 20,585

Net Unrealized Gain/(Loss)	$ 20,585
Aggregate Gains	22,707
Aggregate Losses	(2,122)
Net Unrealized Gain/(Loss) % of Book Value	1.36%

[1] Other includes $71.5 million of regulatory stock

Capital Ratios

Table VI

	As of			
	December 31, 2011	September 30, 2011	December 31, 2010	"Well-Capitalized" Minimum
Leverage Ratio	9.87%	10.87%	10.89%	5.00%
Tier 1 Capital Ratio	17.47%	18.81%	18.45%	6.00%
Total Risk-Based Capital Ratio	18.74%	20.08%	19.72%	10.00%
Ending tangible shareholders' equity to ending tangible assets	9.23%	10.38%	10.33%	N/A
Ending tangible common shareholders' equity to ending tangible assets	9.23%	10.38%	10.33%	N/A

FIRST

first financial bancorp

Table VII

Significant Acquisition Related Items

Table VII

(Dollars in thousands)	For the Three Months Ended December 31, 2011	For the Three Months Ended September 30, 2011	For the Three Months Ended December 31, 2010	For the Twelve Months Ended December 31, 2011	For the Twelve Months Ended December 31, 2010
Income effect:					
Accelerated discount on covered loans [1,2]	$ 4,775	$ 5,207	$ 6,113	$ 20,521	$ 29,067
Acquired-non-strategic net interest income	8,954	8,645	9,937	35,322	41,584
FDIC loss sharing income [1]	7,433	8,377	11,306	60,888	51,844
Service charges on deposit accounts related to acquired-non-strategic operations	53	59	196	372	724
Other (loss) income related to acquired-non-strategic operations	11	39	331	(1,247)	403
Income related to the accelerated discount on covered loans and acquired-non-strategic operations	21,226	22,327	27,883	115,856	123,622
Expense effect:					
Provision for loan and lease losses - covered	6,910	7,260	13,997	64,081	63,144
Acquired-non-strategic operating expenses: [3]					
Salaries and employee benefits	-	-	820	1,996	984
Occupancy	(27)	(367)	161	1,823	2,209
Other	-	(40)	3,071	2,331	4,896
Total acquired-non-strategic operating expenses	(27)	(407)	4,052	6,150	8,089
FDIC loss share support [3]	1,333	1,382	1,160	4,867	3,578
Loss share and covered asset expense [3]	2,521	3,755	616	12,823	616
Acquisition-related costs: [3]					
Integration-related costs	618	488	9	1,228	1,626
Professional services fees	113	127	396	295	4,463
Other	436	1,260	7	1,711	636
Total acquisition-related costs	1,167	1,875	412	3,234	6,725
Transition-related items: [3]					
Salaries and benefits	-	14	176	261	7,591
Occupancy	-	-	172	-	610
Other	-	(125)	336	(15)	913
Total transition-related items	-	(111)	684	246	9,114
Total expense effect	11,904	13,754	20,921	91,401	91,266
Total estimated effect on pre-tax earnings	$ 9,322	$ 8,573	$ 6,962	$ 24,455	$ 32,356

[1] Included in noninterest income

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

[3] Included in noninterest expense

Table VIII

Estimated Yields and Average Balances

Table VIII	For the Three Months Ended December 31, 2011	
	Average Balance	Yield
Loans, excluding covered loans [1]	$ 2,983,354	5.10%
Covered loan portfolio accounted for under ASC Topic 310-30 [2]	1,021,654	10.94%
Covered loan portfolio accounted for under FAS 91 [3]	92,222	13.55%
FDIC indemnification asset [2]	173,900	-4.86%
Total	$ 4,271,130	6.27%

[1] Includes loans with loss share coverage removed

[2] Future yield adjustments subject to change based on required, periodic valuation procedures

[3] Includes loans with revolving privileges which are scoped out of ASC Topic 310-30 and certain loans which the Company elected to treat under the cost recovery method of accounting

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Table IX

Covered Loan Portfolio

Table IX

(Dollars in thousands)	September 30, 2011	Sales	Prepayments	Contractual Activity [1]	Net Charge-Offs [2]	Loans With Coverage Removed	December 31, 2011
		Covered Loan Activity - Fourth Quarter 2011					
		Reduction in Recorded Investment Due to:					
Commercial	$ 223,882	$ 1,144	$ 14,335	$ 7,782	$ 4,729	$ -	$ 195,892
Real estate - construction	25,893	-	3,960	5,349	(536)	-	17,120
Real estate - commercial	687,392	-	31,705	4,979	7,295	6,369	637,044
Real estate - residential	127,753	-	5,219	1,319	98	-	121,117
Installment	14,178	-	550	208	223	21	13,176
Home equity	67,897	-	2,630	(89)	378	-	64,978
Other covered loans	4,071	-	-	154	-	-	3,917
Total covered loans	$ 1,151,066	$ 1,144	$ 58,399	$ 19,702	$ 12,187	$ 6,390	$ 1,053,244

[1] Includes partial paydowns, accretion of the valuation discount and advances on revolving loans

[2] Indemnified at 80% from the FDIC

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Table X

Allowance for Loan Losses – Covered

Table X

(Dollars in thousands)	As of or for the Three Months Ended December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	As of or for the Twelve Months Ended December 31, 2011
Balance at beginning of period	$ 48,112	$ 51,044	$ 31,555	$ 16,493	$ 16,493
Provision for loan and lease losses - covered	6,910	7,260	23,895	26,016	64,081
Total gross charge-offs	(13,513)	(10,609)	(7,456)	(14,026)	(45,604)
Total recoveries	1,326	417	3,050	3,072	7,865
Total net charge-offs	(12,187)	(10,192)	(4,406)	(10,954)	(37,739)
Ending allowance for loan and lease losses - covered	$ 42,835	$ 48,112	$ 51,044	$ 31,555	$ 42,835

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